UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

AMENDMENT NO. 1
FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):        June 8, 2007

CPI CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Code Number)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

         Registrant’s telephone number, including area code:     (314) 231-1575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01        Financial Statements and Exhibits

CPI Corp., Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") on June 14, 2007, disclosing that on June 8, 2007, the Company had acquired all of the assets (the "Assets") of Portrait Corporationof America ("PCA") and certain of its affiliates (collectively, the "Sellers") and assumed certain liabilities of PCA (the "Transaction").  The Transaction was made pursuant to the Purchase and Sale Agreement (the "Purchase Agreement") dated as of May 1, 2007 by and among the Sellers and the Company, as thereafter amended.  The Assets were purchased in accordance with Sections 363 and 365 of the Bankruptcy Code.  The Company paid $82.5 million in cash, assumed certain liabilities and replaced certain letters of credit outstanding under PCA's credit facilities maintained in bankruptcy.

(a)	Financial Statements of Business Acquired

(i)
The audited consolidated financial statements of PCA and its subsidiaries as of January 28, 2007 and the related consolidated statement of operations, shareholders’ deficiency and comprehensive income (loss) and cash flow for the year then-ended is attached hereto as Exhibit 99.2.

(ii)
The audited consolidated financial statements of PCA and its subsidiaries as of January 29, 2006 and January 30, 2005 and the related consolidated statements of operations, shareholders’ deficiency and comprehensive income (loss) and cash flows for each of the three years in the period ended January 29, 2006 is attached hereto as Exhibit 99.3.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed balance sheet information as of April 28, 2007 and pro forma income statement information for the year ended February 3, 2007 and the quarter ended April 28, 2007 relating to the acquisition of PCA by CPI is attached as Exhibit 99.4.

(c)	The following exhibits are included with this report:

Exhibit Number	Description

2.1
Purchase and Sale Agreement (“Purchase and Sale Agreement”) dated as of May 1, 2007, by and among Portrait Corporation of America, PCA LLC, American Studios, Inc., PCA Photo Corporation of Canada, PCA National LLC, PCA Finance Corp. Inc., Photo Corporation of America, Inc. and CPI Corp., incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2007.*

2.2
Amendment No. 1 to the Purchase and Sale Agreement, such amendment effective as of May 21, 2007, incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2007. *

2.3
Amendment No. 2 to the Purchase and Sale Agreement, such amendment dated as of June 8, 2007, by and among Portrait Corporation of America, PCA LLC, American Studios, Inc., PCA Photo Corporation of Canada, PCA National LLC, PCA Finance Corp. Inc., Photo Corporation of America, Inc. and CPI Corp., incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2007.

10.1
Second Amended and Restated Credit Agreement dated as of June 8, 2007 among the Company, the financial institutions that are or may from time to time become parties thereto and LaSalle Bank National Association, as administrative agent and arranger for the lenders, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2007.

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm.

23.2	Consent of Eisner LLP, independent registered public accounting firm.

23.3	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1	Press Release issued on June 11, 2007, incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June14, 2007.

99.2
The audited consolidated financial statements of PCA and its subsidiaries as of January 28, 2007 and the related consolidated statement of operations, shareholders’ deficiency and comprehensive income (loss) and cash flow for  the year then-ended.

99.3
The audited consolidated financial statements of PCA and its subsidiaries as of January 29, 2006 and the related consolidated statements of operations, shareholders’ deficiency and comprehensive income (loss) and cash flows for each of the two years in the period ended January 29, 2006.

99.4
The unaudited pro forma condensed balance sheet information as of April 28, 2007 and pro forma income statement information for the year ended February 3, 2007 and the quarter ended April 28, 2007 relating to the acquisition of PCA by CPI.

*	Pursuant to Item 601(b) of Regulation S-K, certain Exhibits and Schedules have been omitted from this Agreement. The registrant will furnish a copy of any omitted Exhibit and Schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

By:	/s/ Gary W. Douglass
Gary W. Douglass
Chief Financial Officer, Executive Vice
President, Finance and Treasurer

Date: June 29, 2007